EXHIBIT 10.1

SPLIT DOLLAR LIFE INSURANCE AGREEMENT

Policy Number:

Policy Owner:                                                    Venture Bank

Insured:

Relationship of Insured to Bank:                          Executive Officer

Effective Date:                                                     , 2007

          THIS AGREEMENT is adopted this ________ day of _______, 200__, by and between Venture Financial Group, Inc. and Venture Bank (hereinafter the “Employer”), and ___________________ (the "Executive").

                    INTRODUCTION

         To encourage the Executive to remain an employee of the Employer, the Employer is willing to divide the death proceeds of a life insurance policy (hereinafter “Policy(ies)”) on the Executive's life. The Employer will pay life insurance premiums from its general assets.

AGREEMENT

        The Employer and the Executive hereby agree that the respective rights and duties of the Executive and the Employer in the above referenced Policy(ies) and any Replacement Policy(ies) (defined below) shall be pursuant to the terms set forth below.

Article 1 General Definitions

The following terms shall have the meanings specified:

          1.1       “Beneficiary” means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive determined pursuant to Article 4.

1.2       “Beneficiary Designation Form” means the form established from time to time by the Employer that

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the Executive completes, signs, and returns to the Employer to designate one or more Beneficiaries.

        1.3      “Cash Value” has the meaning given in the Policy agreement.

        1.4      “Change in Control”. For the purpose of this Agreement, a Change in Control shall include any of the following (and for the purposes of this provision, the term "corporation" shall mean both Venture Bank and/or Venture Financial Group)

A.	Change in the Ownership of a Corporation. A change in the ownership of the corporation occurs on the date that any one person or persons acting as a group (as defined in IRC 409A), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of such corporation. The acquisition of additional stock by the same person or group is not considered to cause a change in the ownership of the corporation.

B.	Change in the Effective Control of the Corporation. A change in the effective control of the corporation shall be deemed to occur on either of the following dates:

(i) The date any one person, or persons acting as a group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or group) ownership of stock of the corporation possessing thirty percent (30%) or more of the total voting power of the stock of such corporation; or

(ii) The date a majority of members of the corporation’s board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors before the date of the appointment or election.

C.	Change in the Ownership of a Substantial Portion of the Corporation’s Assets. A change in the ownership of a substantial portion of a corporation’s assets shall be deemed to occur on the date that any one person or group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the corporation immediately before such acquisition or acquisitions. No Change in Control shall result if the assets are transferred to certain entities controlled directly or indirectly by the shareholders of the transferring corporation.

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            For the purpose of this Agreement, transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Employer shall not be considered in determining whether there has been a Change in Control.

        1.5       “Early Retirement” means the Executive’s Termination of Employment, for any reason other than for Cause, on or after attaining the age of fifty-five (55) and after completing at least ten (10) Years of Service.

        1.6       “Existing Policies” means those life insurance policies specifically referenced in this Agreement.

        1.7       “Insurer” means each life insurance carrier referenced above or a Replacement Policy carrier.

        1.8       “Net-at-Risk Proceeds” (hereinafter “NAR”) means the amount which equals the total proceeds of the Policy paid on the insured’s death minus the Cash Value of the Policy.

        1.9       “Normal Retirement” means the Executive’s Termination of Employment, for any reason other than for Cause, on or after attaining the age of sixty-five (65).

        1.10      “Plan Administrator” is defined in Paragraph 13.1.

        1.11      “Policy” means the Existing Policies and Replacement Policies.

        1.12      “Replacement Policy(ies)” means life insurance policies issued in exchange for Existing Policies.

        1.13       “Termination of Employment”. The term Termination of Employment shall be interpreted in accordance with the provisions of IRC 409A as it applies to the term “Separation From Service”. Whether a termination of employment has occurred is determined based on whether the facts and circumstances indicate that the Bank and the Executive reasonably anticipate that no further services will be performed after a certain date or that the level of bona fide services the employee will perform after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than twenty (20%) percent of the average level of bona fide services performed (as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to the employer if the employee has been providing services to the employer less than 36 months). There shall be no Termination of Employment while the Executive is on military leave, sick leave or other bona fide leave of absence, as long as such leave does not exceed six months, or if longer, so long as the individual retains a right to re-employment with the service recipient under an applicable statute or by contract.

        1.14       Years of Service. The term “Years of Service” means the total number of years in which the Executive has been employed by or in the service of Employer. For the purposes of this Plan, a year of employment or service shall be a three-hundred and sixty-five (365) day period (or 366 day period in the case of a leap year) that for the first year of employment, commences on the Participant’s date of hire (or engagement) and that, for any subsequent year, commences on an anniversary of that hiring date.

Article 2
Policy Title, Ownership and Exchange or Replacement of Policies

        2.1     Title and Ownership. Title and ownership of the Policy shall reside in the Employer for its benefit and for the benefit of the Executive all in accordance with this Agreement. The Employer alone may, to the extent of its interest, exercise the right to borrow or withdraw on the Policy’s Cash Value. If the Employer and the Executive (or assignee, with the consent of the Executive) mutually agree to exercise the right to increase the coverage under the Policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

        2.2     Exchange or Replacement of Policies. Replacement Policies will be accorded the same treatment under the Agreement as Existing Policies and shall, in all respects relating to this Agreement replace the Existing Policies for which they were exchanged. The Executive shall cooperate with Employer in all exchanges requested by the Employer by providing and promptly returning signatures as requested by the Employer or Plan Administrator.

Article 3
Division of Death Proceeds

        Subject to Paragraphs 11.1 and 18.1, the division of the death proceeds of the policy shall be as follows:

        3.1     Death of Participant Prior to Termination of Employment. In the event the Executive dies prior to Terminating Employment with Employer, then the Executive’s Beneficiary(ies), designated in accordance with the terms of this Agreement, hall be entitled to receive death proceeds equal to the lesser of $ ______ Dollars ($) or One Hundred Percent (100%) of the NAR.

            The Employer shall be entitled to the remainder of such proceeds, and the Employer and the Executive (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

        3.2     Death Following Early or Normal Retirement. In the event the Executive dies after Early or Normal Retirement, then the Executive’s Beneficiary(ies), designated in accordance with the terms of this Agreement, shall be entitled to receive death proceeds equal to the lesser of $ ________ Dollars ($) or One Hundred Percent (100%) of the NAR.

            The Employer shall be entitled to the remainder of such proceeds, and the Employer and the Executive (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

        3.3     Death following Termination of Employment. In the event the Executive dies after Terminating his Employment with the Employer for any reason, then Executive’s Beneficiary(ies) shall not be entitled to receive any death benefit pursuant to the terms of this Agreement.

Article 4
Premium Payment Method

        Subject to the Employer’s absolute right to surrender or terminate the Policy at any time and for any reason subject to Article 11, prior to a Change in Control, the Employer shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the Policy in force.

Article 5 Taxable Benefit

        Annually the Executive will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Employer (or its administrator) will report to the Executive the amount of imputed income each year on Form W-2 or its equivalent.

Article 6 Assignment

        The Executive may not, without the written consent of the Employer, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

Article 7 Beneficiaries

        7.1 Beneficiary. The Executive shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under the Agreement to a Beneficiary upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other agreement of the Employer in which the Executive participates.

        7.2 Beneficiary Designation and Changes Thereto. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Employer or its designated agent. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Employer’s rules and procedures, as in effect from time to time. Upon the acceptance by the Employer of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Employer shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Employer prior to the Executive’s death.

        7.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Employer or its designated agent.

        7.4 No Beneficiary Designation. If the Executive dies without a valid designation of Beneficiary, or if all designated Beneficiaries predecease the Executive, then the Executive’s surviving spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made payable to the personal representative of the Executive's estate.

        7.5 Facility of Payment. If the Employer determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person’s property, the Employer may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Employer may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of Beneficiary and shall be a complete discharge of any liability under the Agreement for such payment amount.

Article 8 Division of the Cash Surrender Value of the Policy

        The Employer shall at all times be entitled to an amount equal to the Policy’s Cash Value, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Employer and any applicable surrender charges. The Cash Value shall be determined as of the date of surrender or death as the case may be.

Article 9 Rights of Parties Where Policy Endowment or Annuity Election Exists

In the event the policy involves an endowment or annuity element, the Employer’s right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this

Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy’s cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

Article 10 Termination of Agreement

        Provided there has not been a Change in Control, Employer may terminate this Agreement at any time subject to the obligation under Article 11 to give thirty (30) days written notice to Executive of Executive’s right to exercise the option under Article 11. This Agreement shall terminate upon surrender, lapse, or other termination of the Policy by the Employer. Following a Change in Control, Employer is obligated to maintain the Policy or Replacement Policy by paying all premiums when due.

Article 11 Option Upon Termination of Agreement

        In the event the Employer gives a thirty (30) day written notice to Executive of its intent to terminate the Policy and this Agreement, prior to the termination of the Policy by the Employer, the Executive (or assignee) shall have a thirty (30) day option to receive from the Employer an absolute assignment of the Policy in consideration of a cash payment to the Employer. Such cash payment shall be in an amount the greater of:

(A)	The Employer’s share of the Cash Value of the Policy on the date of such assignment; or

(B)	The amount of the premiums that have been paid by the Employer prior to the date of such assignment.

        If, within said thirty (30) day option period, the Executive fails to exercise the option by payment of entire cash payment, then the option and this Agreement shall terminate and all of the Executive’s rights, interest and claims in the Policy shall terminate. If the Executive dies during the thirty (30) day option period, the beneficiary shall be entitled to benefits under this Agreement.

Article 12 Agreement Binding Upon the Parties and Successors

        This Agreement shall bind the Executive and the Employer, their heirs, successors, personal representatives and assigns. The Employer shall not merge or consolidate into or with another Employer, or reorganize, or sell substantially all of its assets to another Employer, firm or person unless such succeeding or continuing Employer, firm or person agrees to assume and discharge the obligations of the Employer.

Article 13 Administrative and Claims Provision

        The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”):

        13.1     Named Fiduciary and Plan Administrator. The named fiduciary and plan administrator of this Agreement shall be the Employer (“Plan Administrator”) until the Board of Directors of Employer designates a different named fiduciary and plan administrator. As Plan Administrator, the Employer shall be responsible for the management, control, and administration of the plan established by this Agreement. The Plan Administrator may delegate to others certain aspects of the management and operation responsibilities of the plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

        13.2     Funding Policy. Subject to the Employer’s absolute right to surrender or terminate the Policy at any time and for any reason, the funding policy for this Plan shall be for the Employer to maintain the Policy in force by paying, when due, all premiums required.

        13.3     Basis of Payment of Benefits. Direct payment by the insurer of the Policy of death benefit proceeds under the Policy is the basis of payment of benefits under this Agreement. The insurer’s payment of those benefits is conditioned on payment of premiums on the Policy.

        13.4     Claims Procedure. In the event a dispute arises over benefits under this Agreement and Executive’s Beneficiary(ies) believe they are entitled to receive such benefits, then a written claim must be made to the Plan Administrator named above within forty-five (45) days from the date payments are refused. The Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, shall provide the Beneficiary(ies) in writing within forty-five (45) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator fails to take any action within the aforesaid forty-five (45) day period.

        If claimants desire a second review they shall notify the Plan Administrator in writing within forty-five (45) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any written issues and comments it may feel appropriate. In its sole discretion, the Plan Administrator shall then review the second claim and provide a written decision within forty-five (45) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Agreement upon which the decision is based.

        13.5     Arbitration of Disputes. All unresolved claims, disputes and other matters in question arising out of or relating to this Agreement or the breach or interpretation thereof, other than those matters which are to be determined by the Employer in its sole and absolute discretion, shall be resolved by binding arbitration before a representative member, selected by the mutual agreement of the parties, of the Judicial Arbitration and Mediation Services, Inc. ("JAMS"), located in Seattle, Washington. In the event JAMS is unable or unwilling to conduct the arbitration provided for under the terms of this Paragraph, or has discontinued its business, the parties agree that a representative member, selected by the mutual agreement of the parties, of the American Arbitration Association ("AAA"), located in Seattle, Washington, shall conduct the binding arbitration referred to in this Paragraph. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with JAMS (or AAA, if necessary). In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The arbitration shall be subject to such rules of procedure used or established by JAMS, or if there are none, the rules of procedure used or established by AAA. Any award rendered by JAMS or AAA shall be final and binding upon the parties, and as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any court having jurisdiction thereof. The obligation of the parties to arbitrate pursuant to this clause shall be specifically enforceable in accordance with, and shall be conducted consistently with, the provisions of Title 9 of Part 3 of the Washington Code of Civil Procedure. Any arbitration hereunder shall be conducted in Lacey, Washington, unless otherwise agreed to by the parties

Article 14 Gender and Singular/Plural

        Whenever in this Agreement words are used in the masculine, feminine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply. Furthermore, wherever applicable, a singular item shall be interpreted as referring to plural, and visa versa.

Article 15 Insurance Employer Not a Party to This Agreement

        The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

Article 16 Amendment or Revocation and Exchange of Policy

        16.1     Subject to the Employer’s absolute right to surrender or terminate the Policy at any time and for any reason prior to a Change in Control, subject to Article 11, during the Executive’s lifetime, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Employer.

        16.2     Notwithstanding the foregoing, the Employer may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory acts, continuation of this Agreement would result in significant financial penalties, adverse accounting treatments, or other significant detrimental ramifications to the Employer (other then the financial impact of splitting the life insurance death benefits). The Employer may, unilaterally and without the consent of the Executive, exchange any life insurance policy(ies) that are the subject matter of this Agreement, with or without replacing said policy(ies) and, in the event of a same or similar exchange, the Executive expressly agrees to the same.

Article 17 Severability and Interpretation

        If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

Article 18 Effect of the Life Insurance Policy’s Contestability Clauses

        18.1     The parties herein understand and agree that the payment of the benefits provided herein are subject to the Policy’s suicide and contestability clauses and other such clauses, and if such clauses preclude the Insurer from paying the full death proceeds, then, in such event, no death benefits of whatever nature shall be payable to Beneficiary(ies) under this Agreement.

        18.2     IF THE EMPLOYER DOES NOT RECEIVE THE FULL DEATH PROCEEDS FROM THE INSURER THROUGH NO FAULT OF THE EMPLOYER, THE EMPLOYER HAS NO DUTY TO PAY ANY FUNDS TO THE EXECUTIVE OR HIS BENEFICIARY(IES) EXCEPT TO THE EXTENT THAT DEATH PROCEEDS ARE RECEIVED BY THE EMPLOYER FROM THE INSURER.

Article 19 Miscellaneous

        19.1     No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the

Employer, nor does it interfere with the Employer’s right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

        19.2     Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of Washington, except to the extent preempted by the laws of the United States of America.

        19.3     Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

        19.4     Entire Agreement. This Agreement constitutes the entire agreement between the Employer and the Executive as to the subject matter hereof . No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

        IN WITNESS WHEREOF, the Executive and the Employer consent to this Agreement on the date above written.

EXECUTIVE:	EMPLOYER: VENTURE BANK

________________________________	By ________________________________
Signature

Title ________________________________

BENEFICIARY DESIGNATION FORM
FOR THE SPLIT DOLLAR LIFE INSURANCE AGREEMENT
I.	PRIMARY DESIGNATION
(You may refer to the beneficiary designation information prior to completion of this form.)
	A.	Person(s) as a Primary Designation:
(Please indicate the percentage for each beneficiary.)
	Name___________________________________		Relationship ___________________ / _______%
Address:_______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	Name___________________________________		Relationship ___________________/_______%
Address:_______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	Name___________________________________		Relationship ___________________ / _______ %
Address: _______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	Name___________________________________		Relationship ___________________ / _______%
Address:_______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	B.	Estate as a Primary Designation:
My Primary Beneficiary is The Estate of _____________________________ as set forth in the last will and testament dated the day of _____________, and any codicils thereto.
	C.	Trust as a Primary Designation:
Name of the Trust: ____________________________________________________________
Execution Date of the Trust: _____ / _____ / _________
Name of the Trustee:
Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary)
_______________________________________________________________________________
_______________________________________________________________________________
Is this an Irrevocable Life Insurance Trust? ________ Yes ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:
(Please indicate the percentage for each beneficiary.)
Name___________________________________	Relationship ___________________ / _______%
Address:_______________________________________________________________________________
(Street)	(City)	(State)	(Zip)
Name___________________________________	Relationship ___________________/_______%
Address:_______________________________________________________________________________
(Street)	(City)	(State)	(Zip)
Name___________________________________	Relationship ___________________ / _______ %
Address: _______________________________________________________________________________
(Street)	(City)	(State)	(Zip)
Name___________________________________	Relationship ___________________ / _______%
Address:_______________________________________________________________________________
(Street)	(City)	(State)	(Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of  _____________________________________ as set forth in my last will and testament dated the _____ day of ___________, _____ and any codicils thereto.
C. Trust as a Secondary (Contingent) Designation:
Name of the Trust: ____________________________________________________________
Execution Date of the Trust: _____ / _____ / _________
Name of the Trustee: ____________________________________________________________
Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary)
_______________________________________________________________________________
_______________________________________________________________________________
All sums payable under the Split Dollar Life Insurance Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

__________________________	_________________
Executive	Date

NOTE*** IF YOU RESIDE IN A COMMUNITY PROPERTY STATE (ARIZONA, CALIFORNIA, IDAHO, LOUISIANA, NEVADA, NEW MEXICO, TEXAS, WASHINGTON OR WISCONSIN), AND YOU ARE DESIGNATING A

BENEFICIARY OTHER THAN YOUR SPOUSE, THEN YOUR SPOUSE MUST ALSO SIGN THE BENEFICIARY DESIGNATION FORM.

I am aware that my spouse, the above named Insured has designated someone other than me to be the beneficiary and waive any rights I may have to the proceeds of such insurance under applicable community property laws. I understand that this consent and waiver supersedes any prior spousal consent or waiver under this plan.

Spouse Signature: ______________________________
        Date: _________________

Witness (other than insured) : ___________________________